SUPPLEMENT

Dated December 27, 2016

to the

CLASS A, CLASS L and INSTITUTIONAL CLASS SHARE PROSPECTUS

of the

YORKTOWN MID CAP FUND

The Class A, Class L and Institutional Class Prospectus of the Yorktown Mid Cap Fund, dated May 6, 2016, is amended as follows:

William Blair Investment Management, LLC (“William Blair”) has discontinued its services as sub-adviser to the Yorktown Mid Cap Fund, effective December 21, 2016. All references to William Blair in the prospectus are hereby deleted.

Yorktown Management & Research Company, Inc. (“Yorktown”), investment adviser to the Fund, has assumed responsibility for the daily management of the Fund and providing an investment portfolio for the Fund, and will continue in that capacity until such time, if any, as it engages and the Fund’s shareholders approve a sub-adviser to succeed William Blair.

David D. Basten, President and Chief Investment Officer of Yorktown, and Michael Dixon, Portfolio Manager, are the Fund’s portfolio managers. All references to William Blair personnel are deleted and replaced by references to Mr. Basten and Mr. Dixon.

Mr. David D. Basten is Yorktown’s Chief Investment Officer and a portfolio manager for the Trust. Mr. David D. Basten is President and Director of Yorktown, Managing Partner of Waimed Enterprises, LLC and partner of Downtown Enterprises.

Mr. Michael Dixon has served as a portfolio manager for Yorktown since 2012 and prior to that was an account manager with the firm Flippin, Bruce, & Porter, Inc., from May, 2002 to 2012. Mr. Dixon has over fifteen years of experience in the financial services industry.

ALL SECTIONS OF THE PROSPECTUS NOT SPECIFICALLY ADDRESSED IN THIS SUPPLEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

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